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                                    EXHIBIT
                                     10(a)

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                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our reports a) dated February 21, 1997 with respect to the financial statements of First Fortis Life Insurance Company and b) dated April 11, 1997 with respect to the financial statements of Variable Account A in the Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-20343) and related Prospectus and Statement of Additional Information of First Fortis Life Insurance Company for the registration of flexible premium deferred combination variable and fixed annuity contracts.



                             /s/
                             Ernst & Young LLP

New York, New York
May 8, 1997